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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into the Company's previously filed Registration Statements (File Nos. 33-16539,33-37173, 33-43155, and 33-85270) on Form s-8.

                                                   ARTHUR ANDERSEN LLP

San Jose, California
June 28, 1995